Exhibit 10(b)

Contract No. 117162

NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)

STORAGE RATE SCHEDULE NSS

AGREEMENT DATED March 7, 2000

1. SHIPPER is: THE PEOPLES GAS LIGHT AND COKE COMPANY, a LDC.

2. (a) MDQ totals: 123,667 MMBtu per day.

(b) MSV totals: 9,275,025 MMBtu.

3. TERM: April 1, 2000 through April 30, 2003.

4. [ ] This Agreement supersedes and cancels an ____________ Agreement dated ___________.

[X] Service and reservation charges commence the latter of:

(a) April 1, 2000, and

(b) the date capacity to provide the service hereunder is available on Natural's System.

[ ] Other:_____________________________________________
5. SHIPPER'S ADDRESSES	NATURAL'S ADDRESSES
General Correspondence:
THE PEOPLES GAS LIGHT & COKE COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
RAULIE DE LARA	ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH DR.	ONE ALLEN CENTER, SUITE 1000
CHICAGO, IL 60601-6207	500 DALLAS ST., 77002
P. O. BOX 283 77001-0283
HOUSTON, TEXAS

Statements/Invoices/Accounting Related Materials:
THE PEOPLES GAS LIGHT & COKE COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
DIANE FILEWICZ, 24TH FLOOR	ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH DR.	ONE ALLEN CENTER, SUITE 1000
CHICAGO, IL 60601-6207	500 DALLAS ST., 77002
P.O. BOX 283 77001-0283
HOUSTON, TEXAS
Payments:
NATURAL GAS PIPELINE COMPANY OF AMERICA
P.O. BOX 70605
CHICAGO, ILLINOIS 60673-0605

FOR WIRE TRANSFER OR ACH:
DEPOSITORY INSTITUTION: THE CHASE
MANHATTAN BANK, NEW YORK, NY
WIRE ROUTING #: 021000021
ACCOUNT #: 323-206042

6. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA	THE PEOPLES GAS LIGHT AND COKE COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Business Planning	Title: Vice President

Contract No. 117162